                                                                    EXHIBIT 99.1


FOR IMMEDIATE RELEASE

Contact: Dean K. Hirata                     Wayne T. Miyao
         Senior Vice President and          Senior Vice President
         Chief Financial Officer            City Bank
         CB Bancshares, Inc.                Phone (808) 535-2590
         Phone (808) 535-2583

                  CB BANCSHARES, INC. REPORTS A 12.3% INCREASE
                            IN FIRST QUARTER RESULTS

HONOLULU, HAWAII, April 17, 2003 - CB Bancshares, Inc. (NASDAQ: CBBI), parent company of City Bank, reported net income of $4.0 million, or $1.01 per diluted share, for the quarter ended March 31, 2003, a 12.3% increase over the net income of $3.5 million, and an 11.0% increase over the $0.91 per diluted share for the same quarter last year.

Net interest income was $18.3 million for the first quarter of 2003, a decrease of $1.1 million, or 5.8%, compared to the same period in 2002. The decrease in the net interest income was primarily due to a decrease in the net interest margin, which declined by 62 basis points to 4.76% as compared to the same quarter last year.

Noninterest income was $5.5 million for the first quarter of 2003, an increase of $1.6 million, or 39.2%, over the same quarter last year. The increase was primarily due to an increase of $659,000 in gains on the sale of securities and loans, and an increase of $673,000 in other income. The increase in other income was partially due to higher revenue from the Company's wholly owned subsidiary, Datatronix Financial Services, Inc. ("Datatronix"). Datatronix offers item processing services and recently opened its California office during the fourth quarter of 2002.

Noninterest expense totaled $13.6 million for the first quarter of 2003, an increase of $294,000, or 2.2%, over the first quarter of 2002. The increase was primarily due to an increase in salaries and benefits, partially offset by a decrease in equipment and other noninterest expense. The first quarter efficiency ratio (exclusive of amortization of intangibles) was 56.98% in 2003 as compared to 56.53% in 2002.

At March 31, 2003, as compared to March 31, 2002, the Company had $1.7 billion in assets, up 7.5%; $1.1 billion in deposits, up 3.4%; and $1.2 billion in loans, down 1.9%.

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Nonperforming loans and nonperforming assets were $11.7 million and $12.4 million, respectively, at March 31, 2003, which represented decreases of $3.7 million, or 24.0%, and $6.8 million, or 35.4%, respectively, as compared to March 31, 2002. The decrease in nonperforming assets in 2003 was primarily due to a decrease of $3.0 million in nonperforming residential real estate loans and a reduction of $3.1 million in other real estate owned.

"The significant improvement in the coverage of the allowance for credit losses to nonperforming loans reflects, in part, the continuing emphasis on reducing nonperforming loans," said Ronald K. Migita, President and Chief Executive Officer.

The provision for credit losses was $4.3 million in the first quarter of 2003, a decrease of $538,000, or 11.1%, compared to the same period in 2002. "While the Company is encouraged by the improvement in asset quality, we remain cautiously optimistic due to the continued global instability and conflicts in the Middle East and Asia and its impact on the Hawaii economy," said Migita.

At March 31, 2003, total stockholders' equity was $154.5 million, or 9.3% of total assets. In March 2003, a cash dividend of $0.11 per share was paid to shareholders.

CB Bancshares, Inc., through its principal subsidiary, City Bank, provides a full range of banking products and services for small- and medium-sized businesses and retail customers. The Company maintains 21 branches on the islands of Oahu, Maui, Kauai and Hawaii.

This press release contains forward-looking statements that involve risks and uncertainties, including those related to CB Bancshares, Inc.'s expectations regarding financial results, the costs and expenses of transactions discussed herein and information contained in this document where statements are preceded by, followed by or included the words "believes", "plans", "intends", "expects", "anticipates" or similar expressions. For such statements, CB Bancshares, Inc. claims the protection of the safe harbor for forward-looking statements contained in the Private Securities Litigation Reform Act of 1995. Additional factors that could cause actual results to differ from those contained in the forward-looking statements include those set forth in CB Bancshares, Inc. Annual Report on Form 10-K for the year ended December 31, 2002, which has been filed with the Securities and Exchange Commission.

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                        CONSOLIDATED FINANCIAL HIGHLIGHTS

                           At or for the Quarter Ended
                             March 31, 2003 and 2002

                                                                                                                  Change
                                                                                                      -----------------------------
                                                                        2003              2002            Amount            Percent
                                                                  ----------        ----------        ----------            -------
                                                                 (dollars in thousands, except number of shares and per share data)
QUARTER ENDED MARCH 31:
      Net income                                                  $    3,972        $    3,536        $      436             12.3%
      Per share data:
          Diluted:
              Net income                                                1.01              0.91              0.10             11.0
          Cash dividends                                                0.11              0.11                --               --
      Average shares outstanding (1)                               3,935,920         3,874,734            61,186              1.6

AT MARCH 31:
      Balance sheet:
          Total assets                                            $1,656,759        $1,541,700        $  115,059              7.5%
          Loans                                                    1,155,137         1,177,755           (22,618)            (1.9)
          Deposits                                                 1,146,094         1,108,840            37,254              3.4
          Stockholders' equity                                       154,526           135,937            18,589             13.7

      Asset quality:
          Nonperforming loans                                         11,659            15,331            (3,672)           (24.0)
          Nonperforming assets (2)                                    12,430            19,229            (6,799)           (35.4)
          Allowance for credit losses                                 31,210            22,117             9,093             41.1

      Per share data:
          Book value                                                   39.88             35.79              4.09             11.4
          Market value                                                 48.78             33.37             15.41             46.2

      Balance sheet averages:
          Total assets                                            $1,657,589        $1,559,553        $   98,036              6.3%
          Loans                                                    1,152,321         1,206,934           (54,613)            (4.5)
          Earning assets                                           1,576,069         1,480,478            95,591              6.5
          Deposits                                                 1,148,644         1,128,708            19,936              1.8
          Stockholders' equity                                       152,768           134,850            17,918             13.3

SELECTED FINANCIAL RATIOS:
      Return on average:
          Total assets (3)                                              0.97%             0.92%
          Stockholders' equity (3)                                     10.54             10.63
      Net interest margin (3)                                           4.76              5.38
      Efficiency ratio (4)                                             56.98             56.53
      Nonperforming loans to total loans (at March 31)                  1.01              1.30
      Nonperforming assets to total assets (at March 31) (2)            0.75              1.25
      Allowance for credit losses to total loans (at March 31)          2.70              1.88
      Allowance for credit losses to nonperforming loans
          (at March 31)                                               267.69            144.26

Notes:

(1) Average outstanding shares retroactively adjusted for the 361,682 common shares issued in connection with the 10% stock dividend distributed to shareholders of record on June 14, 2002.

(2) Nonperforming assets consist of nonperforming loans and other real estate owned.

(3)      Annualized.

(4) Defined as noninterest expense minus amortization of intangibles as a percentage of total operating revenue

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CONSOLIDATED BALANCE SHEETS
CB Bancshares, Inc. and Subsidiaries
(Unaudited)


                                                                 March 31,            March 31,
 (in thousands)                                                    2003                 2002
-----------------------------------------------------------------------------------------------
 ASSETS
 Cash and due from banks                                       $    34,410         $    25,585
 Interest-bearing deposits in other banks                           19,428               1,028
 Federal funds sold                                                   --                  --
 Investment securities:
      Held to maturity                                             174,120              48,781
      Available-for-sale                                           202,610             212,481
      Restricted                                                    30,382              32,885
 Loans held for sale                                               111,002              33,556
 Loans, net                                                      1,012,925           1,122,082
 Premises and equipment                                             16,373              17,133
 Other assets                                                       55,509              48,169
----------------------------------------------------------------------------------------------
 Total assets                                                  $ 1,656,759         $ 1,541,700
==============================================================================================

 LIABILITIES AND STOCKHOLDERS' EQUITY
 Deposits:
      Non-interest bearing                                     $   172,076         $   151,061
      Interest bearing                                             974,018             957,779
----------------------------------------------------------------------------------------------
          Total deposits                                         1,146,094           1,108,840
 Short-term borrowings                                               6,400              40,300
 Other liabilities                                                  27,617              19,483
 Long-term debt                                                    319,402             234,420
 Minority interest in consolidated subsidiary                        2,720               2,720
----------------------------------------------------------------------------------------------
          Total liabilities                                      1,502,233           1,405,763
----------------------------------------------------------------------------------------------

 Stockholders' equity:
      Preferred stock                                                 --                  --
      Common stock                                                   3,917               3,489
      Additional paid-in capital                                    78,834              64,871
      Retained earnings                                             67,221              68,866
      Unreleased shares to employee stock ownership plan            (1,448)             (1,799)
      Accumulated other comprehensive income, net of tax             6,002                 510
----------------------------------------------------------------------------------------------
          Total stockholders' equity                               154,526             135,937
----------------------------------------------------------------------------------------------
 Total liabilities and stockholders' equity                    $ 1,656,759         $ 1,541,700
==============================================================================================

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CONSOLIDATED STATEMENTS OF INCOME
CB Bancshares, Inc. and Subsidiaries
(Unaudited)

                                                                        Three months ended March 31,
                                                                        ---------------------------
 (in thousands)                                                            2003            2002
--------------------------------------------------------------------------------------------------
 Interest income:
      Interest and fees on loans                                         $ 20,684        $ 23,865
      Interest and dividends on investment securities:
          Taxable interest income                                           3,185           2,882
          Nontaxable interest income                                          390             388
          Dividends                                                           496             480
      Other interest income                                                   178              19
-------------------------------------------------------------------------------------------------
             Total interest income                                         24,933          27,634
-------------------------------------------------------------------------------------------------
 Interest expense:
      Deposits                                                              3,483           5,119
      Short-term borrowings                                                    43             311
      Long-term debt                                                        3,105           2,765
-------------------------------------------------------------------------------------------------
             Total interest expense                                         6,631           8,195
-------------------------------------------------------------------------------------------------
             Net interest income                                           18,302          19,439
 Provision for credit losses                                                4,330           4,868
-------------------------------------------------------------------------------------------------
             Net interest income after provision for credit losses         13,972          14,571
-------------------------------------------------------------------------------------------------
 Noninterest income:
      Service charges on deposit accounts                                   1,111           1,028
      Other service charges and fees                                        1,693           1,556
      Net realized gains (losses) on sales of securities                      252             (36)
      Net realized gains on sales of loans                                    882             511
      Other                                                                 1,573             900
-------------------------------------------------------------------------------------------------
             Total noninterest income                                       5,511           3,959
-------------------------------------------------------------------------------------------------
 Noninterest expense:
      Salaries and employee benefits                                        7,174           6,569
      Net occupancy expense                                                 1,629           1,572
      Equipment expense                                                       609             795
      Other                                                                 4,230           4,412
-------------------------------------------------------------------------------------------------
             Total noninterest expense                                     13,642          13,348
-------------------------------------------------------------------------------------------------
             Income before income taxes                                     5,841           5,182
 Income tax expense                                                         1,869           1,646
-------------------------------------------------------------------------------------------------
             NET INCOME                                                  $  3,972        $  3,536
=================================================================================================